Exhibit 3.2

   Exhibit 3.2  BYLAWS  Bylaws for the regulation, except as otherwise  provided by statute or its Articles of Incorporation of  BARE METAL STANDARD, INC. a Idaho corporation   ARTICLE I. OFFICES    Section 1. PRINCIPAL EXECUTIVE OFFICE. The principal executive office of the corporation shall be fixed and located at 3604 S Banner Street Boise, Idaho 83709. The Board of Directors  (hereinafter the" Board") is granted full power and authority to change said principal executive office from one  location to another within or without the State of Idaho. Any such change shall be noted in the Bylaws opposite this Section or this Section may be amended to state the new location.   Section 2.OTHER OFFICES. Branch or subordinate offices may be established at any time by the Board at any place or places.   ARTICLE II. STOCKHOLDERS   Section 1. PLACE OF MEETINGS. Meetings of stockholders shall be held either at the principal executive office of the corporation or at any other place within or without the State of Idaho which may be designated by the Board.   Section 2. ANNUAL MEETINGS. The annual meetings of stockholders shall be held on such date and at such time as may be fixed by the Board. At such meetings; directors shall be elected and any other proper business may be transacted.   Section 3. SPECIAL MEETINGS. Special meetings of the stockholders may be called at any time by the Board, the Chairman of the Board or the President. Upon request in writing to the Chairman of the Board, the  President, any Vice President or the Secretary by any person (other than the Board) entitled to call a special meeting of stockholders, the officer forthwith shall cause notice to be given to the stockholders entitled to vote that a meeting will be held at a time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, the persons entitled to call the meeting may give the notice.  Section 4. NOTICE OF ANNUAL OR SPECIAL MEETING. Written notice of each annual or special meeting of stockholders shall be given not less than ten (10) or more than sixty (60) days before the date of the meeting to each stockholder entitled to vote thereat. Such notice shall state the place, date and hour of the meeting and in the case of a special meeting, the purpose or purposes for which the meeting is called. Such written notice must be signed by the President, or any Vice-President, Secretary or any Assistant Secretary. Except as otherwise expressly required by law, notice of any adjourned meeting of the stockholders need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken.    Notice of a stockholders' meeting shall be given either personally or by mail or by other means of written communication, addressed to the stockholder at the address of such stockholder appearing on the books of the  corporation or given by the stockholder to the corporation for the purpose of notice. Notice by mail shall be deemed to have been given at the time a written notice is deposited in the United States' mail, postage prepaid. Any other written notice shall be deemed to have been given at the time it is personally delivered to the recipient or is delivered to a common carrier for transmission, or actually transmitted by the person giving the notice by electronic means, to the recipient.   Section 5. NOTICE OF BUSINESS. At any meeting of stockholders, only such business shall be  conducted as shall have been brought before the meeting (a) by or at the direction of the Board, or (b) by a  stockholder of record entitled to vote at such meeting who complies with the notice procedures set forth in this  Section. For business to be properly brought before a meeting by such a stockholder, the stockholder shall have  given timely notice thereof in writing to the Secretary of the corporation. To be timely, such notice shall be  delivered to or mailed and received at the principal executive office of the corporation not less than thirty (30) days nor more than ninety (90)days prior to the meeting; provided, however, that in the event that less than forty (40)  days' notice of the date of the meeting is given by the corporation, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (100 day following the day on which such notice of the date of the meeting was mailed or otherwise given. Such stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting, and in the event that such business includes a proposal to amend either the Articles of Incorporation or the Bylaws of the corporation, the language of the proposed amendment, (b) the name and address of the stockholder proposing such business, (c) the class and number of shares of stock of the corporation which are owned by such stockholder, and (d) any material personal interest of such stockholder in such business. If notice has not been given pursuant to this Section, the Chairman of the meeting shall, if the facts warrant, determine and  declare to the meeting that the proposed business was not properly brought before the meeting, and such business may not be transacted at the meeting.  Section 6. NOTICE OF BOARD CANDIDATE. At any meeting of stockholders, a person may be a  candidate for election to the Board only if such person is nominated (a) by or at the direction of the Board, (b) by any nominating committee or person appointed by the Board, or (c) by a stockholder of record entitled to vote at such meeting who complies with the notice procedures set forth in this Section. To properly nominate a candidate, a stockholder shall give timely notice of such nomination in writing to the Secretary of the corporation. To be timely, such notice shall be delivered to or mailed and received at the principal executive office of the corporation not less than thirty days nor more than ninety days prior to the meeting; provided, however, that in the event that less than forty days' notice of the date of the meeting is given by the corporation, notice of such nomination to be timely must be so received not later than the close of business on the tenth (100 day following the day on which such notice of the date of the meeting was mailed or otherwise given. Such stockholder's notice to the Secretary shall set forth (a) as to each person whom the stockholder proposes to nominate (i) the name, age, business address and residence  address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of stock of the corporation which are owned by the person, and (iv) any other information relating to the person that would be required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934; and (b) as to the stockholder giving the notice (i) the name and address of such stockholder and (ii) the class and number of shares of stock of the corporation owned by such stockholder. The corporation may require such other information to be furnished respecting any proposed nominee as may be reasonably necessary to determine the eligibility of such proposed nominee to serve as a director of the corporation. No person shall be eligible for election by the stockholders as a director at any meeting unless nominated in  accordance with this Section.    2    Section 7. QUORUM AND ADJOURNMENT. The holders of a majority of the stock issued and  outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for  holding all meetings of stockholders, except as otherwise provided by applicable law or by the Articles of  Incorporation; provided, however, that the stockholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment notwithstanding the withdrawal of enough  stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a  majority of the shares required to constitute a quorum. If it shall appear that such quorum is not present or  represented at any meeting of stockholders, the Chairman of the meeting shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or  represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be  transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the  adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. The Chairman of the meeting may determine that a quorum is present based upon any reasonable evidence of the presence in person or by proxy of stockholders holding a majority of the outstanding votes, including without limitation, evidence from any record of stockholders who have signed a register indicating their presence at the meeting.   Section 8. VOTING. In all matters except the election of Directors, when a quorum is present at any  meeting, the vote of the holders of a majority of the capital stock having voting power present in person or  represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of applicable law or of the Articles of Incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question. Such vote may be viva voce or by written ballot; provided, however, that the Board may, in its discretion, require a written ballot for any vote, and further provided that all elections for directors must be by written ballot upon demand made by a stockholder at any election and before the voting begins.  Unless otherwise provided in the Articles of Incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder.  Notwithstanding the foregoing, at all elections of Directors of the corporation, each stockholder shall be entitled to as many votes as shall be equal to the number of such stockholder shares of capital stock entitled to vote multiplied by the number of Directors to be elected, and such stockholder, in his, her, or its sole discretion, may cast all or such votes for a single Director or may cast such votes among several Directors.   3    Section 9. RECORD DATE. The Board may fix, in advance, a record date for the determination of the  stockholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other  distribution, or any allotment of rights, or to exercise rights in respect of any other lawful actions. The record date so fixed shall be not more than sixty (60) days nor less than ten (10) days prior to the date of the meeting nor more than sixty (60) days prior to any other action.   Section 10. CONSENT OF ABSENTEES; WAIVER OF NOTICE. The transactions of any meeting of stockholders, however called and noticed, and wherever held, are as valid as though a meeting had been duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the  meeting, each of the persons entitled to vote, not present in person or by proxy, signs a written waiver of notice, or a consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Neither the business to be  transacted at nor the purpose of any regular or special meeting of stockholders need be specified in any written  waiver of notice.   Section 11. PROXIES. Every person entitled to vote shares has the right to do so either in person or by one or more persons authorized by a written proxy executed by such stockholder and filed with the Secretary. Any proxy duly executed is not revoked and continues in full force and effect until revoked by the person executing it prior to the vote pursuant thereto by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by, or by attendance at the meeting; provided, however, that no proxy shall be valid after expiration of three (3) years from the date of its execution unless otherwise provided in the proxy.  Section 12. JUDGES OF ELECTION. The Board may appoint a Judge or Judges of Election for any  meeting of stockholders. Such Judges shall decide upon the qualification of the voters and report the number of  shares represented at the meeting and entitled to vote, shall conduct the voting and accept the votes and when the voting is completed shall ascertain and report the number of shares voted respectively for and against each position upon which a vote is taken by ballot. The Judges need not be stockholders, and any officer of the corporation may be a Judge on any position other than a vote for or against a proposal in which such person shall have a material  interest.  Section 13. STOCKHOLDER LISTS. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of stockholders  entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any  stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten  days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be  specified in the notice of the meeting or at the place of the meeting, and the list shall also be available at the meeting during the whole time thereof, and may be inspected by any stockholder who is present.    4    ARTICLE III. DIRECTORS   Section 1. POWERS. Subject to the limitations of the Articles of Incorporation or these Bylaws or the  Idaho Revised Statutes, relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board. The Board may delegate the management of the day-to-day operation of the business of the corporation to management or other persons provided that the business and affairs of the corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the Board. Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the Board shall have the following powers in addition to the other powers enumerated in these Bylaws:   (a) To select and remove all the other officers, agents and employees of the corporation,  prescribe the powers and duties for them as may not be inconsistent with law, with the Articles of Incorporation or these Bylaws and fix their compensation.   (b)To conduct, manage and control the affairs and business of the corporation and to make such rules and regulations therefor not inconsistent with law, or with the Articles of Incorporation or these Bylaws, as they may deem best.  (c)To adopt, make and use a corporate seal, and to prescribe the forms of certificates of stock, and to alter the form of such seal and such certificates from time to time as in their judgment they may deem best.  (d)To authorize the issuance of shares of stock of the corporation from time to time, upon such terms and for such consideration as may be lawful.  (e) To borrow money and incur indebtedness for the purposes of the corporation, and to  cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations or other evidences of debt and securities therefor.   Section 2.NUMBER OF DIRECTORS. The authorized number of directors of the corporation shall be fixed from time to time by resolution adopted by the Board.   Section 3. ELECTION AND TERM OF OFFICE. Directors shall be elected at the annual meeting of stockholders and each director shall hold office until his successor is elected and qualified or until his death,  retirement, earlier resignation or removal.   Section 4. VACANCIES. Any director may resign effective upon giving written notice to the Chairman of the Board, the President, Secretary or the Board, unless the notice specifies a later time for the effectiveness of such resignation. Vacancies in the Board may be filled by the remaining directors, though less than a quorum, or by a sole remaining director, and each director so elected shall hold office until his or her successor is elected at an annual or special meeting of the stockholders.    5    Section 5. PLACE OF MEETING. Regular or special meetings of the Board shall be held at any place  designated from time to time by the Board. In the absence of such designation, regular meetings shall be held at the principal executive office of the corporation.   Section 6. REGULAR MEETINGS. Regular meetings of the Board shall be held without call at such  dates, times and places as the Board may establish from time to time. Call and notice of all regular meetings of the Board are hereby dispensed with.   Section 7. SPECIAL MEETINGS. Special meetings of the Board for any purpose or purposes may be called at any time by the Chairman of the Board, the President or the Secretary or by any two (2) directors.   Special meetings of the Board shall be held upon four (4) days' written notice or forty-eight (48) hours'  notice given personally or by telephone, telegraph, telex or other similar means of communication. Any such notice shall be addressed or delivered to each director at such director's address as it is shown upon the records of the  corporation or as may have been given to the corporation by the director for purposes of notice or, if such address is not shown on such records or is not readily ascertainable, at the place in which the meetings of the directors are  regularly held.   Notice by mail shall be deemed to have been given at the time a written notice is deposited in the United  States mail, postage prepaid. Any other written notice shall be deemed to have been given at the time it is personally delivered to the recipient or is delivered to a common carrier for transmission or actually transmitted by the person giving the notice by electronic means to the recipient. Oral notice shall be deemed to have been given at the time it is communicated, in person or by telephone or wireless, to the recipient or to a person at the office of the recipient who the person giving the notice has reason to believe will promptly communicate it to the recipient.   Section 8. QUORUM. A majority of the whole Board shall constitute a quorum except when a vacancy or vacancies prevents such majority, whereupon a majority of the directors in office shall constitute a quorum,  provided, that such majority shall constitute at least one-third of the whole Board. Every act or decision done or  made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board, unless a greater number be required by law or by the Articles of Incorporation. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action is approved by at least a majority of the required quorum for such meeting.  Section 9. PARTICIPATION IN MEETINGS BY CONFERENCE TELEPHONE. Members of the Board may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another.  Section 10. WAIVER OF NOTICE. The transactions of any meeting of the Board, however called and noticed, and wherever held, are as valid as though a meeting had been duly held after regular call and notice if a quorum be present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding such meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.    6    Section 11. ADJOURNMENT. A majority of the directors present, whether or not a quorum is present, may adjourn any directors meeting to another time and place. Notice of the time and place of holding an adjourned meeting need not be given to absent directors if the time and place be fixed at the meeting adjourned. If the meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of the adjournment.   Section 12. FEES AND COMPENSATION. Directors and members of committees may receive such  compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by the Board.   Section 13. ACTION WITHOUT MEETING. Any action required or permitted to be taken by the Board or committee thereof may be taken without a meeting if all members of the Board or committee shall individually or collectively consent in writing to such action. Such consent or consents shall have the same effect as a unanimous vote of the Board or committee and shall be filed with the minutes of the proceedings of the Board or committee.   Section 14. COMMITTEES. The Board may appoint one (1) or more committees, each consisting of two  (2) or more directors, and delegate to such committees any of the authority of the Board except with respect to:   (i)The approval of any action for which the Idaho Revised Statutes, Chapter 78, also requires stockholders approval or approval of the outstanding shares;  (ii)The filling of vacancies on the Board or in any committee;  (iii)The fixing of compensation of the directors for serving on the Board or on any committee;   (iv)The amendment or repeal of Bylaws or the adoption of new Bylaws;  (v)The amendment or repeal of any resolution of the Board which by its express terms is not so amendable or repeatable;  (vi)The appointment of other committees of the Board or the members thereof. Any such committee must be appointed by resolution adopted by a majority of the whole board of directors and may be designated an Executive Committee or by such other name as the Board shall specify. The Board shall have the power to prescribe the manner in which the proceedings of any such committee shall be conducted. In the absence of any such prescription, such committee shall have the power to prescribe the manner in which its  proceedings shall be conducted. Unless the Board or such committee shall otherwise provide, the regular and special meetings and other actions of any such committee shall be governed by the provisions of this Article applicable to meetings and actions of the Board. Minutes shall be kept of each meeting of each committee.    7    Section 15. RIGHTS OF INSPECTION. Every director shall have the absolute right at any reasonable  time to inspect and copy all the books, records and documents of every kind and to inspect physical properties of the corporation and also of its subsidiary corporations, domestic or foreign. Such inspection by a director may be made in person or by agent or attorney and includes the right to copy and obtain extracts.   Section 16. ADVISORY .DIRECTORS. The Board of Directors may appoint such additional advisory directors (by whatever name designated) to advise the Board on such matters and in such fashion as the Board may from time to time request. Such advisory directors shall be entitled to notice of, and to attend, regular and special meetings of the Board, but shall not be entitled to vote at such meetings and may be appointed or removed at the pleasure of the Board. Such advisory directors shall not be deemed to be regular members of the Board of Directors or employees of the corporation for any purpose whatsoever.   ARTICLE IV. OFFICERS   Section 1. OFFICERS. The officers of the corporation shall be a Chairman of the Board, President, a Secretary, and a Treasurer. The corporation may also have, at the discretion of the Board, one or more Vice Presidents, one or more Assistant Secretaries, one or more Executive and/or Financial Officers, and such other officers as may be elected or appointed in accordance with the provisions of Section 2 of this Article.  Section 2. APPOINTMENT OF OFFICERS. The officers of the corporation shall be appointed by the Board of Directors. Each of these officers shall hold office for such period and shall have such authority and  perform such duties as are prescribed by these Bylaws or determined from time to time by the Board of Directors.  Section 3. REMOVAL AND RESIGNATION. Any officer may be removed, with or without cause, by the Board of Directors at any time or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board. Any such removal shall be without prejudice to the rights, if any, of the officer under any contract of employment of the officer.   Any officer may resign at any time by giving written notice to the corporation, but without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.   Section 4. VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular election or appointment to such office.    8    Section 5. CHAIRMAN OF THE BOARD. The Chairman of the Board shall preside at all meetings of the stockholders and at all meetings of the Board and shall have such other powers and duties as may from time to time be assigned by the Board.   Section 6. CHIEF EXECUTIVE OFFICER. The Chief Executive Officer, subject to the control of the Board, the committees of the Board and the Chairman of the Board, is the general manager of the corporation. The Chief Executive Officer shall have supervising authority over and may exercise general executive power concerning the supervision, direction and control of the business and officers of the corporation, with the authority from time to time to delegate to the President and other officers such executive powers and duties as the Chief Executive Officer may deem advisable. In the absence of the Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the Board and the stockholders.  Section 7. PRESIDENT. The President is the chief operating officer of the corporation and, subject to the control of the Board, the committees of the Board, the Chairman of the Board and the Chief Executive Officer, has supervisory authority over and may exercise general executive powers concerning the operations, business and  subordinate officers of the corporation, with the authority from time to time to delegate to other officers such  executive powers and duties as the President may deem advisable. In the absence of the Chairman of the Board and the Chief Executive Officer, the President shall preside at all meetings of the stockholders and at all meetings of the Board. The President has the general powers and duties of management usually vested in the office of President of a corporation and such other powers and duties as may be prescribed by the Board.  Section 8. VICE PRESIDENTS. In the absence or disability of the President, the Vice Presidents in order of their rank as fixed by the Board or, if not ranked, the Vice President designated by the Board, shall perform all duties of the President and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board.   Section 9. SECRETARY. The Secretary shall keep or cause to be kept, at the principal executive office  and such other place as the Board may order, a book of minutes of all meetings of stockholders, the Board and its  committees, with the time and place of holding, whether regular or special, and if special, how authorized, the notice thereof given, the names of those present at Board and committee meetings, and the number of shares present or  represented at stockholders' meetings, and the proceedings thereof. The Secretary shall keep, or cause to be kept, a copy of the Bylaws of the corporation at the principal executive office or business office.   The Secretary shall keep, or cause to be kept, at the principal executive office a share register, or a  duplicate share register, showing the name of the stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.   The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board and of any committees thereof required by these Bylaws or by law to be given, shall keep the seal of the corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board.    9    Section 10. CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the corporation. The books of account shall at all times be open to inspection by any director.  The Chief Financial Officer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the Board. The Chief Financial Officer shall  disburse the funds of the corporation as may be ordered by the Board, shall render to the Chief Executive Officer, the President and directors, whenever they request it, an account of all transactions as Chief Financial Officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board.   The Financial Officer or Officers, who are subordinate to the Chief Financial Officer, if any, shall, in the  absence or disability of the Chief Financial Officer, or at his request, perform his duties and exercise his powers and authority, and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.  Section 11. CONTROLLER. The Controller shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus and surplus shares. The Controller is  responsible for the formulation of the corporation's accounting policies, procedures and practices, and the  preparation of the corporation's financial reports. The Controller shall establish and administer a plan for the  financial control of the corporation and compare performance with that plan. The Controller shall have such other powers and duties as the Board of Directors may from time to time prescribe.  Section 12. TREASURER. The Treasurer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the Board. The Treasurer shall disburse the funds of the corporation as may be ordered by the Board, shall render to the Chief Executive Officer, the  President and directors, whenever they request it, an account of all transaction as Treasurer and of the financial  condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board.   ARTICLE V. STOCK   Section 1. FORM OF STOCK CERTIFICATE. Every holder of stock in the corporation shall be entitled to have a certificate signed by, or in the name of, the corporation by the Chairman or Vice-Chairman of the Board of Directors, if any, and by the President or a Vice President, or by the Chief Financial Officer or a subordinate  Financial Officer, or the Secretary or an Assistant Secretary certifying the number of shares owned in the  corporation. Any or all of the signatures on the certificate may be a facsimile signature. If any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of the issuance.    10    If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock. Except as otherwise provided in Idaho Revised Statutes, in lieu of the foregoing  requirements, there may be set forth on the face or back of the certificate a statement that the corporation will  furnish without charge to each stockholder who so requests the powers, designations, preferences and relative,  participating, optional or other special rights of each class of stock or series thereof and the qualifications,  limitations or restrictions of such preferences and/or rights.  Section 2. TRANSFERS OF STOCK. Upon surrender of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.   Section 3. LOST, STOLEN OR DESTROYED CERTIFICATES. The Board may direct a new  certificate or certificates be issued in place of any certificate theretofore issued alleged to have been lost, stolen or destroyed, upon the making of an affidavit of the fact by the person claiming the certificate to be lost, stolen or  destroyed. When authorizing such issue of a new certificate, the Board may, in its discretion and as a condition  precedent to the issuance, require the owner of such certificate or certificates, or such person's legal representative, to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the lost, stolen or destroyed certificate.  Section 4. REGISTERED STOCKHOLDERS. The corporation shall be entitled to treat the holder of record of any share or shares of stock of the corporation as the holder in fact thereof and shall not be bound to  recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as expressly provided by applicable law.   ARTICLE VI. OTHER PROVISIONS   Section I. ENDORSEMENT OF DOCUMENTS; CONTRACTS. Subject to the provisions of  applicable law, any note, mortgage, evidence of indebtedness, contract, share certificate, conveyance or other  instrument in writing and any assignment or endorsements thereof executed or entered into between the corporation and any other person, when signed by the Chairman of the Board, the President or any Vice President and the  Secretary, any Assistant Secretary, the Chief Financial Officer or any Assistant Chief Financial Officer of the  corporation shall be valid and binding on the corporation in the absence of actual knowledge on the part of the other person that the signing officers had no authority to execute the same. Any such instruments may be signed by any other person or persons and in such manner as from time to time shall be determined by the Board, and, unless so authorized by the Board, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or amount.    I1    Section 2. REPRESENTATION OF SHARES OF OTHER CORPORATIONS. The Chairman, the Chief Executive Officer, the President, any Vice President, Secretary or any other officer or officers authorized by the Board or the Chairman are each authorized to vote, represent and exercise on behalf of the corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the corporation. The authority herein granted may be exercised either by any such officer or by any other person authorized so to do by proxy or power of attorney duly executed by said officer.   Section 3. SEAL. It shall not be necessary to the validity of any instrument executed by any authorized  officer or officers of the corporation that the execution of such instrument be evidenced by the corporate seal, and all documents, instruments, contracts and writings of all kinds signed on behalf of the corporation by any authorized officer or officers shall be as effectual and binding on the corporation without the corporate seal, as if the execution of the same had been evidenced by affixing the corporate seal thereto. The Board may give general authority to any officer to affix the seal of the corporation and to attest the affixing by signature.   Section 4. FISCAL YEAR. The fiscal year of the corporation shall be fixed by resolution of the Board.   Section 5. DIVIDENDS. Dividends on the capital stock of the corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board at any regular or special meeting, pursuant to law, and may be paid in cash, in property or in shares of capital stock.  Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall determine to be in the best interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.    12    ARTICLE VII. INDEMNIFICATION   Section 1. RIGHT TO INDEMNIFICATION. Each person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or  investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the  corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the corporation to the fullest extent permitted by the laws of Idaho as the same exist or may hereafter be amended (but in the case of such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said laws permitted the corporation to provide prior to such amendment) against all costs, charges, expenses, liabilities and losses (including attorneys' fees,  judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement and amounts  expended in seeking indemnification granted to such person under applicable law, this bylaw or any agreement with the corporation) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in Section 2 of this  Article, the corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was initiated or authorized by one or more members of the Board of Directors of the corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Idaho Revised Statutes,  Chapter 78, so requires, the payment of such expenses incurred by a director or officer in his or her capacity as a  director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section or otherwise. In no event shall anything herein contained be so  construed as to permit the Board to authorize payment of, or the corporation to pay, any amounts for any purpose where the director or officer was engaged in any action or activity known to him or her while so engaged to be  unlawful, nor any action or activity constituting willful misfeasance, bad faith, gross negligence, or reckless  disregard of his or her duties and obligations to the corporation and the stockholders. The rights set forth herein shall not be exclusive of other right to which any director or officer may be entitled as a matter of law. The corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the corporation with the same scope and effect as the foregoing indemnification of directors and officers.  Section 2. RIGHT OF CLAIMANT TO BRING SUIT. If a claim under Section I of this Article is not paid in full by the corporation within thirty days after a written claim has been received by the corporation, the  claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in  defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the corporation) that the claimant has failed to meet a standard of conduct which makes it  permissible under Idaho law for the corporation to indemnify the claimant for the amount claimed. Neither the  failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is permissible in the circumstances because he or she has met such standard of conduct, nor an actual determination by the  corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such standard of conduct, shall be a defense to the action or create a presumption that the claimant has failed to meet such standard of conduct.    13    Section 3. NON-EXCLUSIVITY OF RIGHTS. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, Bylaw, agreement, vote of stockholders or disinterested directors or otherwise.   Section 4. INSURANCE. The corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under Idaho law.  Section S. EXPENSES AS A WITNESS. To the extent that any director, officer, employee or agent of the corporation is by reason of such position, or a position with another entity at the request of the corporation, a witness in any action, suit or proceeding, he or she shall be indemnified against all costs and expenses actually and  reasonably incurred by him or her or on his or her behalf in connection therewith.  Section 6. INDEMNITY AGREEMENTS. The corporation may enter into indemnity agreements with the persons who are members of its Board of Directors from time to time, and with such officers, employees and agents as the Board may designate, such indemnity agreements to provide in substance that the corporation will indemnify such persons to the full extent contemplated by this Article.  Section 7. EFFECT OF AMENDMENT. Any amendment, repeal or modification of any provision of this Article VII by the stockholders and the directors of the corporation shall not adversely affect any right or protection of a director or other of the corporation existing at the time of the amendment, repeal or modification.   ARTICLE VIII. AMENDMENTS   These Bylaws may be altered, amended, or repealed at any regular meeting of the stockholders (or at any special meeting thereof duly called for the purpose) by a majority vote of the shares represented and entitled to vote at such meeting; provided that in the notice of such special meeting, notice of such purpose shall be given. Subject to the laws of the State of Idaho, the Board of Directors may, by majority vote of those present at any meeting at which a quorum is present, amend these Bylaws, or enact such other Bylaws as in their judgment may be advisable for the regulation of the conduct of the affairs of the Corporation.    END OF DOCUMENT    14    CERTIFICATE OF SECRETARY  of  BARE METAL STANDARD, INC.  a Idaho corporation    I hereby certify that I am the duly elected and acting Partner of BARE METAL STANDARD, INC. a Idaho corporation, and that the foregoing Bylaws, comprising fourteen (14) pages, constitute the Bylaws of said corporation as duly adopted by the Board of Directors on the 2nd day of February, 2016.        iael B. Taylor                15    WRITTEN CONSENT IN LIEU OF FIRST MEETING OF  THE BOARD OF DIRECTORS OF  BARE METAL STANDARD, INC.  a Idaho corporation    In lieu of the first meeting of the board of directors of BARE METAL STANDARD, INC. a Idaho  corporation (the "Corporation"), the members of the board of directors of the Corporation agree to the following resolutions as acts of the Corporation:   1.Consent, Approval of Actions by the Incorporator.  RESOLVED: That the undersigned directors hereby consent to act as directors of the Corporation  until their resignation or removal or until their successors are chosen and shall qualify;   RESOLVED FURTHER: That all actions heretofore taken by the incorporator and the directors  named in the Articles of Incorporation, and all things done by their authority prior to the organization of the  Corporation up to and including the date hereof be, and the same hereby are, ratified and approved and adopted by and as the act of the Corporation; and   RESOLVED FURTHER: That the waiver of incorporator, which has been presented to and  reviewed by the director of the Corporation, where under the incorporator of the Corporation waived all right, title, and interest in and to any stock or property of the Corporation and waived any right to management thereof shall be, and is, accepted and approved and such waiver shall be inserted in the minute book of the Corporation.   2.Approval of Articles of Incorporation.  RESOLVED: That the Articles of Incorporation of the Corporation (the "Articles of  Incorporation"), which have been presented to and reviewed by the sole director and which have been duly filed in the Office of the Secretary of State of the State of Idaho on November 12, 2015, shall be, and hereby are approved, and a certified copy thereof shall be inserted in the minute book of the Corporation.   3.Approval of Bylaws.  RESOLVED: That the Bylaws of the Corporation for the regulation of the business and affairs of  the Corporation (a copy of which is attached hereto as Exhibit "A") which have been presented to and reviewed by the directors of the Corporation, shall be, and hereby are, adopted and approved as the Bylaws of the Corporation without change, and such Bylaws shall be inserted in the minute book of the Corporation.    16   4.Election of Officers.  RESOLVED: That each of the following persons shall be and is, elected to serve as an officer of  the Corporation, to hold the following office or offices until the next annual meeting of the board of directors, until his or her earlier resignation or removal or until his or her successor is chosen and shall qualify:   James T. Bedal33%Jeffery A. Taylor33%Michael B. Taylor33%     RESOLVED FURTHER: That the proper officers of the Corporation be, and they hereby are,  authorized and directed to make and file, on behalf of the Corporation, a list of officers, directors and Registered Agent, therein designating acceptance of appointment by said agent, on or before the last day of the first month following the incorporation date, in the Office of the Secretary of the State of the State of Idaho.   5.Designation of Registered Agent and Registered Office.  RESOLVED: Bare Metal Standard, Inc 3604 Banner Avenue,., Boise, Idaho 83709 be, and  hereby is, designated as Registered Agent of the Corporation, in charge of the registered office at such address in the State of Idaho.   Designation of Fiscal Year.   RESOLVED: That the fiscal year of the Corporation shall begin on November 1st of each year  and end on October 31st of each year.   7.Adoption of Stock Certificate and Corporate Seal.  RESOLVED: That the form of stock certificates to evidence shares of stock of the Corporation  presented and reviewed by each director (copies of which are attached hereto as Exhibit "B") be approved, and adopted, and that a specimen of the certificates shall be inserted in the minute book of the Corporation;   RESOLVED FURTHER: That the stock certificates of the Corporation may bear legends  allowed by the Idaho Revised Statutes, federal securities laws, state blue sky laws, and as required by any stockholder agreement to which the Corporation is a party, if applicable; and   RESOLVED FURTHER: That no seal shall be adopted or required for any official act.    17    8.Subscription Offers for Corporate Stock.  WHEREAS, the board of directors is authorized by the Articles of Incorporation, to issue stock in  such amounts and for such consideration as from time to time shall be permitted by law;   WHEREAS, the Corporation has caused to be prepared a standard subscription agreement  evidencing the subscription of shares of stock in the Corporation (the "Subscription Agreement") which has been presented to and reviewed by the director;   WHEREAS, the Corporation has received offers to subscribe to the par value common stock  (Common Stock) of the Corporation pursuant to executed Subscription Agreement(s).   NOW, THEREFORE, BE IT   RESOLVED: That the president and/or secretary of the Corporation shall be, and hereby are,  authorized, empowered and directed to endorse the certificates of stock to be issued and to take all other steps  necessary or advisable in order to issue and sell the above-listed shares of Common Stock to the persons named, in the Subscription Agreement(s), in accordance with applicable laws, and those actions shall include: (a) doing all acts that may be necessary under federal securities laws and state security or blue sky laws; and (b) doing all acts  necessary to expedite these transactions or conform them, or any of them, to the requirements of any applicable law, ruling, or regulation;   RESOLVED FURTHER: That each of the officers of the Corporation be and each hereby is  authorized and directed to execute all documents and to take any other action necessary or advisable to carry out the purposes of this resolution; and   RESOLVED FURTHER: That all steps necessary for any contribution of property in exchange  for stock set forth above to qualify- for treatment as a tax-free exchange under Section 351 and other sections of the Code be carried out.   9.Foreign Incorporation.  RESOLVED: That, for the purposes of authorizing the Corporation to do business in any state,  district, territory or dependency of the United States or any province of Canada or any foreign country in which it is necessary or expedient for the Corporation to transact business, the appropriate officers of the Corporation (or any of them) shall be, and hereby are, authorized and empowered to appoint and substitute all necessary agents or attorneys for service of process, to designate and change the location of all necessary statutory offices, and, under the  corporate seal, to make. execute, acknowledge (where necessary) and file all necessary applications, certificates,  reports, powers of attorney and other documents or instrument as may be required by the laws of such state, district, territory, dependency, province or country to authorize the Corporation to transact business therein, and, whenever it is expedient for the Corporation to cease doing business therein and withdraw there from, to revoke any appointment of agent or attorney for service of process, and to make, execute, acknowledge (where necessary) and file such  applications, certificates, reports, revocations of appointment, surrenders of authority or other documents or  instruments as may be necessary or appropriate to terminate the authority of the Corporation to do business in any such state, district, territory, dependency, province or country.    18    10.Expenses of Organization.  RESOLVED: That the treasurer be, and hereby is, authorized and directed to pay all fees and  expenses incident to and necessary for the organization of the Corporation and its qualifications to transact business in the State of Idaho.   11.Bank Account.  RESOLVED: (the "Bank") is hereby selected and designated as depositor of funds of this  Corporation, and that an account be established and maintained by and in the name of this Corporation on and  subject to such terms and conditions as the president and treasurer of the Corporation may from time to time agree on with said bank; and   RESOLVED FURTHER: That all checks, drafts, and other instruments for the payment of  money drawn or accepted by the Corporation for the payments from such account or at such office of the Bank be signed on behalf of the Corporation by the president, secretary or treasurer of the Corporation; and   RESOLVED FURTHER: That any checks, drafts or other instruments for the payment of  money, endorsed on behalf of the Corporation for deposit with or collection by the Bank, may be so endorsed in the name of the Corporation by a written or stamped endorsement, without designation or signature of the person  making such endorsement; and   RESOLVED FURTHER: That the board of directors adopts the form resolutions of the Bank (as  completed) which appear in the Certificate of Secretary, which are hereby ordered to be inserted in the appropriate place in the minute book of the Corporation; and   RESOLVED FURTHER: That, in the alternative, the secretary of the Corporation is hereby  authorized and directed to certify to the Bank that these resolutions have been duly adopted, and are in conformity with the Articles of Incorporation and Bylaws of the Corporation, and to further certify to the Bank the names and specimen signatures of the present officers of the Corporation authorized to sign on such account, and, if and when any change be made in the personnel of such officers, the fact of such change and the name and specimen signature of each new officer; and   RESOLVED FURTHER: That the Bank is required and authorized to honor, receive; certify or  pay any instrument signed or endorsed in accordance with these resolutions and the certification including any instrument drawn or endorsed to the personal order of, or presented for negotiation or encasement by any officer signing or endorsing the same; and   RESOLVED FURTHER: That these resolutions and each certification herein provided for shall  remain in full force and effect and the Bank is authorized and requested to rely and act thereon until it shall receive at its office to which the certified copy of these resolutions is  delivered, either a certified copy of a further resolution of the board of directors amending or rescinding these  resolutions or a further certification of the names and signatures of the officers authorized to sign on such account.    19    12.Further Authorization for Organization.  RESOLVED: That the appropriate officers of the Corporation (or any of them) shall be, and  hereby are, authorized, empowered and directed to take all necessary or appropriate action, including the expenditure of funds, in order to fully and expeditiously complete the organization of the Corporation.  The directors, by signing this consent, waive notice of the time, place, and purpose of the first meeting of the board of directors and agree to the transaction of business of the first meeting by written consent of the directors in lieu of first meeting.   DATED this 2nd day of February 2, 2016.     APPROVED:                     20